UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
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 FORM 8-K
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 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) February 3, 2014
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Integrated Device Technology, Inc.
(Exact name of registrant as specified in its charter)
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Delaware	0-12695	94-2669985
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6024 Silver Creek Valley Road, San Jose, California 95138
(Address of principal executive offices) (Zip Code)

(408) 284-8200
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)
 ______________

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition.

The information in this Current Report, including Exhibit 99.1 attached hereto, is furnished pursuant to Item 2.02 of this Current Report.  Consequently, it is not deemed “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section. It may only be incorporated by reference in another filing under the Exchange Act or the Securities Act of 1933, as amended, if such subsequent filing specifically references this Current Report.

On February 3, 2014, Integrated Device Technology, Inc. (the “Company”) announced its results of operations and financial condition as of and for the three and nine months ended December 29, 2013, in a publicly disseminated press release that is attached hereto as Exhibit 99.1.

The Company's press release contains non-GAAP financial measures.  Pursuant to the requirements of Regulation G and Item 10(e)(1)(i) of Regulation S-K, the Company has provided reconciliations within the press release of the non-GAAP financial measures to the most directly comparable GAAP financial measures included in the press release.

The foregoing description is qualified in its entirety by reference to the Company's press release dated February 3, 2014, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)       Exhibits.

Exhibit No.	Description

99.1	Press Release Dated February 3, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	February 3, 2014

INTEGRATED DEVICE TECHNOLOGY, INC.

By:	/S/ BRIAN C. WHITE
Brian C. White
Vice President and Chief Financial Officer (duly authorized officer)

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release Dated February 3, 2014.